EXHIBIT B
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Steve Bowen, Chief Financial Officer of Sonics & Materials, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

           (1) the Amendment No.1 (on Form 10-KSB/A) to the Annual Report of the Company for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on October October 18, 2002 (the "Amendment") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

           (2) the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 18, 2002

                                          /s/ Steve Bowen
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                                          Steve Bowen
                                          Chief Financial Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.